                                                                   Exhibit 10.60


                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of April 25, 2002

                                      among

                             LINCARE HOLDINGS INC.,
                                  as Borrower,

                      CERTAIN SUBSIDIARIES OF THE BORROWER
                         FROM TIME TO TIME PARTY HERETO,
                                 as Guarantors,

                               THE SEVERAL LENDERS
                         FROM TIME TO TIME PARTY HERETO

                                       and

                             BANK OF AMERICA, N.A.,
                                    as Agent

                                       and

                                SCOTIABANC, INC.,
                              as Syndication Agent

                                       and

                        CREDIT LYONNAIS NEW YORK BRANCH,
                             as Documentation Agent

                                  Arranged by:

                         BANC OF AMERICA SECURITIES LLC
                              as Sole Book Manager

                                       and

                              SCOTIABANC, INC. and
                         BANC OF AMERICA SECURITIES LLC
                             as Joint Lead Arrangers

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS ...................................................    1
          -----------
  1.1  Definitions ......................................................    1
       -----------
  1.2  Computation of Time Periods ......................................   27
       ---------------------------
  1.3  Accounting Terms .................................................   27
       ----------------
SECTION 2 CREDIT FACILITIES .............................................   27
          -----------------
  2.1  Revolving Loans ..................................................   27
       ---------------
  2.2  Letter of Credit Subfacility .....................................   29
       ----------------------------
  2.3  Swingline Loans ..................................................   34
       ---------------
SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES ................   36
          ----------------------------------------------
  3.1  Default Rate .....................................................   36
       ------------
  3.2  Extension and Conversion .........................................   36
       ------------------------
  3.3  Prepayments ......................................................   37
       -----------
  3.4  Termination and Reduction of Revolving Committed Amount ..........   38
       -------------------------------------------------------
  3.5  Fees .............................................................   38
       ----
  3.6  Capital Adequacy .................................................   39
       ----------------
  3.7  Limitation on Eurodollar Loans ...................................   39
       ------------------------------
  3.8  Illegality .......................................................   40
       ----------
  3.9  Requirements of Law ..............................................   40
       -------------------
  3.10 Treatment of Affected Revolving Loans ............................   41
       -------------------------------------
  3.11 Taxes ............................................................   42
       -----
  3.12 Compensation .....................................................   44
       ------------
  3.13 Pro Rata Treatment ...............................................   44
       ------------------
  3.14 Sharing of Payments ..............................................   45
       -------------------
  3.15 Payments, Computations, Etc ......................................   46
       ---------------------------
  3.16 Evidence of Debt .................................................   47
       ----------------
  3.17 Replacement of Affected Lenders ..................................   48
       -------------------------------
SECTION 4 GUARANTY ......................................................   49
          --------
  4.1  The Guaranty .....................................................   49
       ------------
  4.2  Obligations Unconditional ........................................   49
       -------------------------
  4.3  Reinstatement ....................................................   50
       -------------
  4.4  Certain Additional Waivers .......................................   51
       --------------------------
  4.5  Remedies .........................................................   51
       --------
  4.6  Rights of Contribution ...........................................   51
       ----------------------
  4.7  Continuing Guarantee .............................................   52
       --------------------
SECTION 5 CONDITIONS ....................................................   52
          ----------
  5.1  Closing Conditions ...............................................   52
       ------------------
  5.2  Conditions to all Extensions of Credit ...........................   54
       --------------------------------------

SECTION 6 REPRESENTATIONS AND WARRANTIES ................................   55
          ------------------------------
  6.1   Financial Condition .............................................   55
        -------------------
  6.2   No Material Change ..............................................   56
        ------------------
  6.3   Organization and Good Standing ..................................   56
        ------------------------------
  6.4   Power; Authorization; Enforceable Obligations ...................   56
        ---------------------------------------------
  6.5   No Conflicts ....................................................   57
        ------------
  6.6   No Default ......................................................   57
        ----------
  6.7   Ownership .......................................................   57
        ---------
  6.8   Indebtedness ....................................................   57
        ------------
  6.9   Litigation ......................................................   57
        ----------
  6.10  Taxes ...........................................................   58
        -----
  6.11  Compliance with Law .............................................   58
        -------------------
  6.12  ERISA ...........................................................   58
        -----
  6.13  Subsidiaries ....................................................   59
        ------------
  6.14  Governmental Regulations, Etc ...................................   59
        -----------------------------
  6.15  Purpose of Revolving Loans and Letters of Credit ................   60
        ------------------------------------------------
  6.16  Environmental Matters ...........................................   60
        ---------------------
  6.17  Intellectual Property ...........................................   61
        ---------------------
  6.18  Solvency ........................................................   61
        --------
  6.19  Investments .....................................................   61
        -----------
  6.20  Disclosure ......................................................   62
        ----------
  6.21  No Unusual Restrictions .........................................   62
        -----------------------
  6.22  Reimbursement from Third Party Payors ...........................   62
        -------------------------------------
  6.23  Fraud and Abuse .................................................   62
        ---------------
  6.24  Licensing and Accreditation .....................................   63
        ---------------------------
SECTION 7 AFFIRMATIVE COVENANTS .........................................   63
          ---------------------
  7.1   Information Covenants ...........................................   63
        ---------------------
  7.2   Preservation of Existence and Franchises ........................   65
        ----------------------------------------
  7.3   Books and Records ...............................................   66
        -----------------
  7.4   Compliance with Law .............................................   66
        -------------------
  7.5   Payment of Taxes and Other Indebtedness .........................   66
        ---------------------------------------
  7.6   Insurance .......................................................   66
        ---------
  7.7   Maintenance of Property .........................................   66
        -----------------------
  7.8   Performance of Obligations ......................................   67
        --------------------------
  7.9   Use of Proceeds .................................................   67
        ---------------
  7.10  Audits/Inspections ..............................................   67
        ------------------
  7.11  Financial Covenants .............................................   67
        -------------------
  7.12  Additional Guarantors ...........................................   67
        ---------------------
  7.13  Pledged Stock ...................................................   68
        -------------
  7.14  Receivables Financing Further Assurances ........................   68
        ----------------------------------------
SECTION 8 NEGATIVE COVENANTS ............................................   68
          ------------------
  8.1   Indebtedness ....................................................   68
        ------------
  8.2   Liens ...........................................................   70
        -----
  8.3   Nature of Business ..............................................   70
        ------------------

  8.4   Consolidation, Merger, Dissolution, etc .........................    70
        ---------------------------------------
  8.5   Asset Dispositions ..............................................    71
        ------------------
  8.6   Investments .....................................................    71
        -----------
  8.7   Restricted Payments .............................................    71
        -------------------
  8.8   Prepayments of Indebtedness, etc ................................    71
        --------------------------------
  8.9   Transactions with Affiliates ....................................    72
        ----------------------------
  8.10  Fiscal Year; Organizational Documents ...........................    72
        -------------------------------------
  8.11  Limitation on Restricted Actions ................................    72
        --------------------------------
  8.12  Ownership of Subsidiaries; Limitations on Borrower ..............    72
        --------------------------------------------------
  8.13  Sale Leasebacks .................................................    73
        ---------------
  8.14  No Further Negative Pledges .....................................    73
        ---------------------------
  8.15  No Foreign Subsidiaries .........................................    73
        -----------------------
SECTION 9  EVENTS OF DEFAULT ............................................    73
           -----------------
  9.1   Events of Default ...............................................    73
        -----------------
  9.2   Acceleration; Remedies ..........................................    76
        ----------------------
SECTION 10 AGENCY PROVISIONS ............................................    77
           -----------------
  10.1  Appointment and Authorization of Agent ..........................    77
        --------------------------------------
  10.2  Delegation of Duties ............................................    77
        --------------------
  10.3  Liability of Agent ..............................................    78
        ------------------
  10.4  Reliance by Agent ...............................................    78
        -----------------
  10.5  Notice of Default ...............................................    79
        -----------------
  10.6  Credit Decision; Disclosure of Information by Agent .............    79
        ---------------------------------------------------
  10.7  Indemnification of Agent ........................................    79
        ------------------------
  10.8  Agent in its Individual Capacity ................................    80
        --------------------------------
  10.9  Successor Agent .................................................    80
        ---------------
  10.10 Other Agents; Book Managers .....................................    81
        ---------------------------
SECTION 11 MISCELLANEOUS ................................................    81
           -------------
  11.1  Notices .........................................................    81
        -------
  11.2  Right of Set-Off; Adjustments ...................................    82
        -----------------------------
  11.3  Successors and Assigns ..........................................    83
        ----------------------
  11.4  No Waiver; Remedies Cumulative ..................................    86
        ------------------------------
  11.5  Expenses; Indemnification .......................................    86
        -------------------------
  11.6  Amendments, Waivers and Consents ................................    87
        --------------------------------
  11.7  Counterparts ....................................................    88
        ------------
  11.8  Headings ........................................................    88
        --------
  11.9  Survival ........................................................    88
        --------
  11.10 Governing Law; Submission to Jurisdiction; Venue ................    89
        ------------------------------------------------
  11.11 Severability ....................................................    89
        ------------
  11.12 Entirety ........................................................    89
        --------
  11.13 Binding Effect; Termination .....................................    90
        ---------------------------
  11.14 Conflict ........................................................    90
        --------
  11.15 Confidentiality .................................................    90
        ---------------

                                    SCHEDULES
                                    =========

Schedule 1.1(a)            Investments
Schedule 1.1(b)            Liens
Schedule 1.1(c)            Existing Letters of Credit
Schedule 2.1(a)            Lenders
Schedule 6.9               Litigation
Schedule 6.13              Subsidiaries
Schedule 8.1               Indebtedness

                                    EXHIBITS
                                    ========

Exhibit 1.1(a)             Pledge Agreement
Exhibit 1.1(b)             Intercreditor Agreement
Exhibit 2.1(b)(i)          Form of Notice of Borrowing
Exhibit 2.1(e)             Form of Revolving Note
Exhibit 3.2                Form of Notice of Extension/Conversion
Exhibit 7.1(c)             Form of Officer's Compliance Certificate
Exhibit 7.12               Form of Joinder Agreement
Exhibit 11.3(b)            Form of Assignment and Acceptance

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 25, 2002, (as amended, modified, restated or supplemented from time to time, the "Credit
                                                                        ------
Agreement"), is by and among LINCARE HOLDINGS INC., a Delaware corporation (the
---------
"Borrower"), each of the Subsidiaries of the Borrower identified as a
 --------
"Guarantor" on the signature pages hereto, the Lenders (as defined herein) from time to time party hereto and BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the "Agent").
                        -----

                               W I T N E S S E T H

         WHEREAS, the Borrower and each of its Subsidiaries are party to that certain Three-Year Credit Agreement, dated as of August 23, 1999, as amended from time to time thereafter (as amended, the "Existing Credit Agreement"),
                                               -------------------------
among the Borrower, each of its Subsidiaries, the lenders party thereto, and Bank of America, N.A., as the Agent for the Lenders;

         WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and for ease of reference have agreed to amend and restate the Existing Credit Agreement in this Credit Agreement; and

         WHEREAS, the Borrower and the Guarantors have requested, and the Lenders have agreed to provide the requested $200,000,000 five-year revolving credit facility (the "Credit Facility") available to the Borrower on the terms
                      ---------------
and conditions hereinafter set forth.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

         1.1      Definitions.
                  -----------

         As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

                  "Acquisition", by any Person, means the acquisition by such
                   -----------
         Person of all of the Capital Stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such other Person.

                  "Adjusted Base Rate" means the Base Rate plus the Applicable
                   ------------------                      ----
         Percentage.

                  "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the
                   ------------------------                            ----
         Applicable Percentage.

                  "Affiliate" means, with respect to any Person, any other
                   ---------
         Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" shall have the meaning assigned to such term in the
                   -----
          heading hereof, together with any successors or assigns.

                  "Agent's Fee Letter" means that certain letter agreement,
                   ------------------
         dated as of August 21, 2000, between the Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

                  "Agent's Fees" shall have the meaning assigned to such term in
                   ------------
         Section 3.5(d).

                  "Agent-Related Persons" means the Agent (including any
                   ---------------------
         successor agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Agent), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Applicable Lending Office" means, for each Lender, the office
                   -------------------------
         of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

                  "Applicable Percentage" means, for purposes of calculating the
                   ---------------------
         applicable interest rate for any day for any Revolving Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b) and the applicable rate of the Letter of Credit Fee for any day for purposes of Section 3.5(c)(i), the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as set forth below:

================================================================================
                             Applicable Percentages

--------------------------------------------------------------------------------
                               For Revolving Loans
                          -------------------------
                                                       For            For
   Pricing    Leverage    Eurodollar    Base Rate   Letter of       Unused
    Level       Ratio       Loans         Loans    Credit Fee         Fee
--------------------------------------------------------------------------------
      I       ** 1.0       1.125%        0.125%    1.125%           0.30%*
--------------------------------------------------------------------------------
              **1.75
     II         but         1.50%         0.50%     1.50%           0.35%*
             *** 1.0
--------------------------------------------------------------------------------
     III     ***1.75        1.75%         0.75%     1.75%           0.40%*
================================================================================

                  *If on any day, the aggregate outstanding principal amount of all Revolving Loans plus LOC Obligations hereunder is less
                                       ----
                   than the product of (A) one-half (1/2) times (B) the
                                                          -----
                   Revolving Committed Amount, the applicable Unused Fee (as shown above) shall be increased by an amount equal to 12.5 basis points.

                 **Less than equal to

                ***More than

                  The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days
                                        ----------------
         after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that (i) the initial Applicable Percentages
                  --------  -------
         shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the Calculation Date for the fiscal quarter of the Consolidated Parties ending on June 30, 2002, on and after which time the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date and (ii) if the Borrower fails to provide the officer's certificate as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level III until such time as an appropriate officer's certificate is provided, whereupon the Applicable Percentages shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Revolving Loans and Letters of Credit as well as any new Revolving Loans and Letters of Credit made or issued.

                  "Approved Fund" means any Fund that is administered or managed
                   -------------
         by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  "Asset Disposition" means any disposition, other than pursuant
                   -----------------
         to an Excluded Asset Disposition, of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise, but other than pursuant to any casualty or condemnation event.

                  "Attributed Principal Amount" means, on any day, with respect
                   ---------------------------
         to any Permitted Receivables Financing entered into by any Credit Party, the aggregate amount (with respect to any such transaction, the "Invested Amount") paid to, or borrowed by, such Person as of such date
          ---------------
         under such Permitted Receivables Financing, minus the aggregate amount
                                                     -----
         received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

                  "Bank of America" means Bank of America, N.A. and its
                   ---------------
         successors.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the
                   ---------------
         United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Bankruptcy Event" means, with respect to any Person, the
                   ----------------
         occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                  "Base Rate" means, for any day, the rate per annum equal to
                   ---------
         the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means any Revolving Loan bearing interest at
                   --------------
         a rate determined by reference to the Base Rate.

                  "Borrower" means the Person identified as such in the heading
                   --------
         hereof, together with any permitted successors and assigns.

                  "BRM" means Beta Risk Management Limited, a British Virgin
                   ---
         Islands corporation and a wholly-owned Subsidiary of the Borrower, which may be formed following the Closing Date.

                  "Business Day" means a day other than a Saturday, Sunday or
                   ------------
         other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, except that,
                                                                    -----------
         when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

                  "Calculation Date" shall have the meaning assigned to such
                   ----------------
         term in the definition of "Applicable Percentage" set forth in this
         Section 1.1.

                  "Capital Lease" means, as applied to any Person, any lease of
                   -------------
         any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means (i) in the case of a corporation,
                   -------------
         capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and
         (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" means (a) securities issued or directly and
                   ----------------
         fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270
          -------------
         days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which any Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

                  "Change of Control" means the occurrence of any of the
                   -----------------
         following events: (i) any Person or two or more Persons acting in concert (other than Persons owning 30% or more of the Voting Stock of the Borrower on the Closing Date) shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower, (ii) any Person or two or more Persons acting in concert (other than Persons owning 30% or more of the Voting Stock of the Borrower on the Closing
         Date) has the ability directly or indirectly, to elect a majority of the board of directors of the Borrower, (iii) during any period of up to 12 consecutive months, commencing on the Closing Date, individuals (or their designees or other individuals appointed by the same designating party) who at the beginning of such 12 month period were directors of the Borrower (together with any new directors whose election to the board of directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of the Borrower or (iv) the occurrence of a "Change of Control" under the Senior Note Purchase Agreement, the Senior Notes, or other documents evidencing the Senior Notes.

                  "Closing Date" means the date hereof.
                   ------------

                  "CMS" means the Centers for Medicare and Medicaid Services of
                   ---
         the United States Department of Health and Human Services and any successor thereto.

                  "Code" means the Internal Revenue Code of 1986, as amended,
                   ----
         and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Collateral Agent" means Bank of America, N.A., in its
                   ----------------
         capacity as collateral agent for the benefit of the Lenders and the Senior Noteholders under the Pledge Agreement and as contemplated by the Intercreditor Agreement, together with its successors and assigns.

                  "Commitment" means (i) with respect to each Lender, the
                   ----------
         commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage of the Revolving Committed Amount, (a) to make Revolving Loans in accordance with the provisions of Section 2.1(a) and (b) to purchase Participation Interests in Letters of Credit in accordance with the provisions of
         Section 2.2(c), (ii) with respect to the Issuing Lender, the LOC Commitment and (iii) with respect to the Swingline Lender, the Swingline Commitment.

                  "Commitment Percentage" means, for any Lender, the percentage
                   ---------------------
         identified as its Commitment Percentage on Schedule 2.1(a), as such
                                                    ---------------
         percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                  "Consolidated Capital Expenditures" means, for any period, all
                   ---------------------------------
         capital expenditures of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

                  "Consolidated Cash Interest Expense" means, for any period,
                   ----------------------------------
         interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases), as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

                  "Consolidated Cash Taxes" means, for any period, the aggregate
                   -----------------------
         of all taxes of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

                  "Consolidated EBITDA" means, for any period, the sum of (i)
                   -------------------
         Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense and (D) other extraordinary non-recurring, non-cash charges, all as determined in accordance with GAAP.

                  "Consolidated EBITDAR" means, for any period, the sum of (i)
                   --------------------
         Consolidated EBITDA for such period, plus (ii) an amount which in the determination of Consolidated Net Income for such period has been interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases and Permitted Receivables Financings) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, net income
                   -----------------------
         (excluding extraordinary items) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Net Worth" means, as of any date, shareholders'
                   ----------------------
         equity or net worth of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP.

                  "Consolidated Parties" means a collective reference to the
                   ---------------------
         Borrower and its Subsidiaries, and "Consolidated Party" means any one
                                             ------------------
         of them.

                  "Consolidated Rent Expense" means, for any period, with
                   -------------------------
         respect to the Consolidated Parties on a consolidated basis, all rent payable under an Operating Lease of real property, as determined in accordance with GAAP.

                  "Consolidated Scheduled Funded Debt Payments" means, as of the
                   -------------------------------------------
         end of each fiscal quarter of the Consolidated Parties, for the Consolidated Parties on a consolidated basis, the sum of all scheduled payments of principal on Funded Indebtedness for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3.

                  "Continue", "Continuation", and "Continued" shall refer to the
                   --------    ------------        ---------
         continuation pursuant to Section 3.2 or Sections 3.7 through 3.9, inclusive, of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Contract Provider" means any Person or any employee, agent or
                   -----------------
         subcontractor of such Person who provides professional health care services under or pursuant to any contract with any Consolidated Party.

                  "Convert", "Conversion", and "Converted" shall refer to a
                   -------    ----------        ---------
         conversion pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

                  "Credit Documents" means a collective reference to this Credit
                   ----------------
         Agreement, the Revolving Notes, if any, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Pledge Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of
                                           ---------------
         them.

                  "Credit Parties" means a collective reference to the Borrower
                   --------------
         and the Guarantors, and "Credit Party" means any one of them.
                                  ------------

                  "Credit Party Obligations" means, without duplication, (i) all
                   --------------------------
         of the obligations of the Credit Parties to the Lenders (including the Swingline Lender and Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Revolving Notes, if any, the Pledge Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement or any Equity Swap Agreement.

                  "Default" means any event, act or condition which with notice
                   -------
         or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender, as
                   -----------------
         determined by the Agent, that (a) has failed to make a Revolving Loan or purchase a Participation Interest required pursuant to the term of this Credit Agreement, (b) has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or a receiver, trustee or similar official has been appointed.

                  "Dollars" and "$" means dollars in lawful currency of the
                   -------       -
         United States of America.

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a
                   -----------------
         Lender; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Agent and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

                  "Environmental Laws" means any and all lawful and applicable
                   ------------------
         Federal, state, local and foreign statutes, laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act, the Water Pollution Control Act, the Clean Air Act and the Hazardous Materials Transportation Act), regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "Equity Issuance" means any issuance by any Consolidated Party
                   ---------------
         to any Person (other than a Credit Party) of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition.

                  "Equity Swap Agreements" means any agreement entered into by
                   ----------------------
         the Borrower in order to manage existing or anticipated risk associated with the repurchase by the Borrower of shares of its Capital Stock at a predetermined purchase price.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
         1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity which is under common
                   ---------------
         control with any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

                  "ERISA Event" means (i) with respect to any Plan, the
                   -----------
         occurrence of a Reportable Event with respect to which the Department of Labor has not waived the reporting requirement or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
         (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan;
         (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan that could reasonably be expected to cause a Material Adverse Effect; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Eurodollar Loan" means any Revolving Loan that bears interest
                   ---------------
         at a rate based upon the Eurodollar Rate.

                  "Eurodollar Rate" means, for any Eurodollar Loan for any
                   ---------------
         Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

                  "Eurodollar Reserve Requirement" means, at any time, the
                   ------------------------------
         maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or
         (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

                  "Event of Default" means such term as defined in Section 9.1.
                   ----------------

                  "Excluded Asset Disposition" means, with respect to any
                   --------------------------
         Consolidated Party, (i) the sale of inventory in the ordinary course of such Consolidated Party's business, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Consolidated Party's business, (iii) any Equity Issuance by such Consolidated Party, (iv) any disposition on account of any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Consolidated Parties and (v) any sale, lease, transfer or other disposition of Property by such Consolidated Party to any other Consolidated Party.

               "Executive Officer" of any Person means any of the chief
                -----------------
          executive officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

               "Existing Credit Agreement" means that certain Three-Year Credit
                -------------------------
          Agreement, dated as of August 23, 1999, by and among the Borrower, the Lenders identified therein and Bank of America, N.A., as Agent (as amended).

               "Existing Letters of Credit" means the letters of credit
                --------------------------
          described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 1.1(c).
                                                            ---------------

               "Fees" means all fees payable pursuant to Section 3.5.
                ----

               "Federal Funds Rate" means, for any day, the rate per annum
                ------------------
          (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a)
                                                             --------
          if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as reasonably determined by the Agent.

               "Fixed Charge Coverage Ratio" means, as of the end of each fiscal
                ---------------------------
          quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) Consolidated EBITDAR for the applicable period minus Consolidated Capital Expenditures for the applicable
                 -----
          period minus Consolidated Cash Taxes for the applicable period to (b)
                 -----
          the sum of (i) Consolidated Cash Interest Expense for the applicable period plus (ii) Consolidated Scheduled Funded Debt Payments for the
                 ----
          applicable period plus (iii) Consolidated Rent Expense for the
                            ----
          applicable period.

               "Foreign Lender" means any Lender that is organized under the
                --------------
          laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

               "Foreign Subsidiary" means any direct or indirect Subsidiary of
                ------------------
          the Borrower which is not incorporated or organized under the laws of any state of the United States or the District of Columbia.

                  "Fund" means any Person (other than a natural Person) that is
                   ----
         (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Funded Indebtedness" means, with respect to any Person,
                   -------------------
         without duplication, (a) all obligations of such Person for borrowed money, (b) the outstanding Attributed Principal Amount under any Permitted Receivables Financing, (c) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (d) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (e) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (f) the principal portion of all obligations of such Person under Capital Leases, (g) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed),
         (h) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (i) the principal portion of all obligations of such Person under Synthetic Leases, (j) all Indebtedness of another Person of the type referred to in clause (a)-(i) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (k) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clauses (a)-(i) above of another Person and (l) Indebtedness of the type referred to in clauses (a)-(i) or (k) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

                  "GAAP" means generally accepted accounting principles in the
                   ----
         United States applied on a consistent basis and subject to the terms of
         Section 1.3.

                  "Governmental Authority" means any Federal, state, local or
                   ----------------------
         foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantors" means each of the Subsidiaries of the Borrower
                   ----------
         (other than Lincare of Columbia and BRM), and each Person which may hereafter execute a Joinder Agreement pursuant to Section 7.12, together with their successors and assigns, and "Guarantor" means any
                                                          ---------
         one of them.

                  "Guaranty Obligations" means, with respect to any Person,
                   --------------------
         without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

               "Hedging Agreement" means any interest rate protection agreement.
                -----------------

               "Indebtedness" of any Person means, without duplication, (a) all
                ------------
          obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements and under Equity Swap Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date (l) the principal portion of all obligations of such Person under Synthetic Leases, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (n) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP, including without limitation with respect to any Credit Party, the outstanding Attributed Principal Amount under any Permitted Receivables Financing.

                  "Interbank Offered Rate" means, for any Eurodollar Loan for
                   ----------------------
         any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100/th/ of 1%) in each case determined by the Agent to be equal to:

                           (i) the offered rate that appears on the Dow Jones Telerate Screen Page 3750 (or any successor page) that displays an average British Bankers Association Libor Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period; or

                           (ii)  if for any reason the foregoing rate in clause
                  (i) is unavailable or undeterminable, the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period; or

                           (iii) if for any reason the foregoing rates in
                  clauses (i) and (ii) are unavailable or undeterminable, the rate of interest at which deposits in Dollars for delivery on the first day of the applicable Interest in same day funds in the approximate amount of the applicable Eurodollar Loan for a term equivalent to the applicable Interest Period would be offered by the London branch of Bank of America to major banks in the offshore Dollar market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period.

                  "Interest Payment Date" means (a) as to Base Rate Loans
                   ---------------------
         (including Swingline Loans), the first Business Day following the last Business Day of each March, June, September and December and the Maturity Date and (b) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

                  "Intercreditor Agreement" means that certain Intercreditor and
                   -----------------------
         Collateral Agency Agreement dated September 6, 2000, a copy of which is attached hereto as Exhibit 1.1(b).
                            --------------

                  "Interest Period" means, as to Eurodollar Loans, a period of
                   ---------------
         one, two, three or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any
                                                 --------  -------
         Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day),
         (b) in the case of Revolving Loans, no Interest Period shall extend beyond the Maturity Date and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the

     Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

          "Investment" means (a) the acquisition (whether for cash, property,
           ----------
          services, assumption of Indebtedness, securities or otherwise) of assets, shares of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person, (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person. Investments which are capital contributions or purchases of Capital Stock which have a right to participate in the profits of the issuer thereof shall be valued at the amount (or, in the case of any Investment made with Property other than cash, the book value of such Property) actually contributed or paid (including cash and non-cash consideration and any assumption of Indebtedness) to purchase such Capital Stock as of the date of such contribution or payment, less the amount of all repayments and returns of principal or capital thereon to the extent paid in cash or Cash Equivalents. Investments which are loans, advances, extensions of credit or Guaranty Obligations shall be valued at the principal amount of such loan, advance or extension of credit outstanding as of the date of determination or, as applicable, the principal amount of the loan or advance outstanding as of the date of determination actually guaranteed by such Guaranty Obligation.

               "Issuing Lender" means Bank of America, N.A. and its successors.
               --------------

               "Joinder Agreement" means a Joinder Agreement substantially in
                -----------------
          the form of Exhibit 7.12 hereto, executed and delivered by a new
                      ------------
          Guarantor in accordance with the provisions of Section 7.12.

               "Lender" means any of the Persons identified as a "Lender" on the
                ------
          signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

               "Letter of Credit" means (i) a Letter of Credit issued by the
                ----------------
          Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.2 and (ii) any Existing Letter of Credit, as such Letter of Credit or Existing Letter of Credit may be amended, modified, extended, renewed or replaced.

               "Letter of Credit Fee" shall have the meaning assigned to such
                --------------------
          term in Section 3.5(c)(i).

               "Leverage Ratio" means, as of the end of each fiscal quarter of
                --------------
          the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) Funded Indebtedness of the Consolidated Parties on the last day of such period to (b) Consolidated EBITDA for such period.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Lincare of Columbia" means Lincare of Columbia LP, a South Carolina
           -------------------
     limited partnership, together with any successors and permitted assigns.

          "LOC Commitment" means the commitment of the Issuing Lender to issue
           --------------
     Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

          "LOC Committed Amount" shall have the meaning assigned to such term in
           --------------------
     Section 2.2.

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed by the Borrower.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     business condition (financial or otherwise), operating results, liabilities or assets of the Consolidated Parties taken as a whole, (ii) the ability of the Credit Parties as a whole to perform any material obligations under the Credit Documents or (iii) the material rights and remedies of the Agent and the Lenders under the Credit Documents.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date" means five years from the Closing Date.
           -------------

          "Medicaid Program" means the medical assistance program operated by
           ----------------
     Governmental Authorities set forth in the Medicaid Regulations.

          "Medicaid Supplier" means an entity entitled to receive payments from
           -----------------
     the Medicaid Program and authorized to provide services and supplies for Medicaid patients in accordance with the Medicaid Regulations.

          "Medicaid Regulations" means, collectively, (i) all federal statutes
           --------------------
     (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

          "Medicare Program" means the health insurance program operated by
           ----------------
     Governmental Authorities pursuant to the Medicare Regulations.

          "Medicare Supplier" means an entity eligible to receive payment from
           -----------------
     the Medicare Program and authorized to provide services and supplies for Medicare patients in accordance with the Medicare Regulations.

          "Medicare Regulations" means, collectively, all federal statutes
           --------------------
     (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, Health and Human Services ("HHS"), CMS, the
                                                                 ---
     Office of the Inspector General for HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which any Consolidated Party or
           ----------------------
     any ERISA Affiliate and at least one employer other than a Consolidated Party or any ERISA Affiliate are contributing sponsors.

          "Net Cash Proceeds" means the aggregate cash proceeds (including cash
           -----------------
     actually received by way of deferred payment pursuant to a promissory note, receivable, or otherwise) received by a Consolidated Party of any Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any Consolidated Party in any Equity Issuance.

          "Notice of Borrowing" means a written notice of borrowing in
           -------------------
     substantially the form of Exhibit 2.1(b)(i), as required by Section
                               -----------------
     2.1(b)(i).

          "Notice of Extension/Conversion" means the written notice of extension
           ------------------------------
     or conversion in substantially the form of Exhibit 3.2, as required by
                                                -----------
     Section 3.2.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Other Taxes" shall have the meaning assigned to such term in Section
           -----------
     3.11.

          "Participation Interest" means a purchase by a Lender of a
           ----------------------
     participation in Letters of Credit or LOC Obligations as provided in
     Section 2.2, in Swingline Loans as provided in Section 2.3 or in any Revolving Loans as provided in Section 3.14.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Acquisition" means an Acquisition by the Borrower or any
           ---------------------
     Subsidiary of the Borrower for the fair market value of the Capital Stock or Property acquired, provided that (i) the Capital Stock or Property
                           --------
     acquired in such Acquisition relates to a line of business similar to the business of the Borrower or any of its Subsidiaries, (ii) in the case of an Acquisition of Capital Stock of another Person, (A) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (B) such Person shall become a wholly-owned direct or indirect Subsidiary of the Borrower, (iii) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto) and (iv)(A) if the aggregate consideration for such Acquisition, exceeds $50,000,000 but is less than $100,000,000, the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro

     Forma Basis, the Borrower will be in compliance with all of the financial covenants set forth in Section 7.11 or (B) if the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness) for such Acquisition exceeds $100,000,000 or if any such Acquisition would cause the aggregate consideration for all Acquisitions in any fiscal year to exceed $250,000,000, the Borrower shall have received the approval of the Required Lenders, which approval shall be given in the Required Lenders' sole discretion.

          "Permitted Investments" means Investments which are:
           ---------------------

               (i)    cash and Cash Equivalents;

               (ii) accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business);

               (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1(a);
             ---------------

               (v) advances or loans to officers, employees, agents, customers or suppliers that do not exceed $1,000,000 in the aggregate at any one time outstanding for all of the Consolidated Parties;

               (vi) advances or loans to non-officer, non-employee directors that do not exceed $5,000,000 in the aggregate at any one time outstanding for all of the Consolidated Parties;

               (vii)  Investments in any Credit Party;

               (viii) Permitted Acquisitions;

               (ix) advances in respect of repurchases by the Borrower of its Capital Stock following the Closing Date in an amount not to exceed $225,000,000;

               (x) Investments by any Credit Party in a Receivables Financing SPE made as part of a Permitted Receivables Financing; and

               (xi) additional Investments not included within the foregoing clauses hereof; provided that the aggregate outstanding amount of all
                          --------
          Investments made pursuant to this clause (xi) shall not at any time exceed an amount equal to 10% of Consolidated Net Worth as of the end of the most recently completed fiscal year of the Borrower with respect to which the Agent shall have received the Required Financial Information.

          "Permitted Liens" means:
           ---------------

               (i) Liens in favor of the Agent, for the benefit of the Lenders, to secure the Credit Party Obligations;

               (ii) Liens in favor of the Collateral Agent (for the ratable benefit of the Lenders and the Senior Noteholders) securing the Credit Party Obligations and the obligations under the Senior Notes;

               (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such
                                                            --------
          Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments
                                               --------
          secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

               (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

               (viii) Liens on Property securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) to the extent permitted under

          Section 8.1(c), provided that any such Lien attaches to such Property
                          --------
          concurrently with or within 90 days after the acquisition thereof;

               (ix) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

               (x) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

               (xi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

               (xii) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

               (xiii) Liens of sellers of goods to the Borrower and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

               (xiv)  Liens existing as of the Closing Date and set forth on
          Schedule 1.1(b); provided that no such Lien shall at any time be
          ---------------  --------
          extended to or cover any Property other than the Property subject thereto on the Closing Date;

               (xv) Liens on Property in an aggregate amount not to exceed $8,000,000 securing obligations of the Borrower under Equity Swap Agreements permitted under Section 8.1(f);

               (xvi) Liens in favor of a Receivables Financing SPE or Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction; and

               (xvii) additional Liens not otherwise permitted by the foregoing clauses hereof; provided that such additional Liens permitted by this
                          --------
          clause (xvii) do not secure Indebtedness of more than $5,000,000.

          "Permitted Receivables Financing" means any one or more receivables
           -------------------------------
     financings in which any Credit Party, to the extent permitted by law, sells, conveys or otherwise contributes any accounts receivable, notes receivable, rights to future lease payments or residuals or capital (collectively, together with certain related property relating thereto and the right to collections thereon, being the "Transferred Assets") to a
                                                  ------------------
     Receivables Financing SPE, which Receivables Financing SPE then either sells (as determined in accordance with GAAP) undivided interests in such Transferred Assets, and/or grants a security interest in such Transferred Assets as security for a loan, to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"); provided that (i)
                                   ---------------------    --------
     the aggregate Attributed Principal Amount for all such receivables financings shall not at any time exceed $100,000,000, (ii) such receivables financing may include a grant of a security interest in the Transferred Assets to the Receivables Financier, which security interest may be a security interest free and clear of any adverse claim or Lien, (iii) such receivables financing shall not involve any recourse to any Credit Party for any reason other than (A) repurchases of non-eligible receivables and
     (B) indemnifications for losses other than credit losses related to the receivables sold in such financing, (iv) the Agent shall be reasonably satisfied with the terms of, structure of and documentation for any such transaction and (v) the documentation for such transaction shall not be amended or modified, in any material respect, without the prior written approval of the Agent.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreement" means that certain Second Amended and Restated
           ----------------
     Pledge Agreement dated as of September 6, 2000, a copy of which is attached hereto as Exhibit 1.1(a).
               --------------

          "Pledged Collateral" shall have the meaning assigned to such term in
           ------------------
     the Pledge Agreement.

          "Prime Rate" means the per annum rate of interest established from
           ----------
     time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

          "Pro Forma Basis" means, for purposes of calculating compliance with
           ---------------
     each of the financial covenants set forth in Section 7.11(b) and (c) in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the information required pursuant to Section 7.1. In connection with any calculation of the financial covenants set forth in Section 7.11(b) and (c) upon giving effect to a transaction on a Pro Forma Basis, (a) any Indebtedness incurred by the Borrower in connection with such transaction (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and
     (b) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or to the Acquisition comprising such transaction, as applicable, shall be included to the extent relating to the relevant period.

          "Pro Forma Compliance Certificate" means a certificate of an Executive
           --------------------------------
     Officer of the Borrower delivered to the Agent in connection with any Acquisition as referred to in the definition of "Permitted Acquisition" set
                                                      ---------------------
     forth in this Section 1.1, as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Leverage Ratio and Consolidated Net Worth as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Agent shall have received the Required Financial Information.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Receivables Financier" shall have the meaning assigned to such term
           ---------------------
     in the definition of "Permitted Receivables Financing" set forth in this
     Section 1.1.

          "Receivables Financing SPE" shall mean, in respect of any Permitted
           -------------------------
     Receivables Financing, any Subsidiary or Affiliate of the Borrower to which any Credit Party sells, contributes or otherwise conveys any Transferred Assets in connection with such Permitted Receivables Financing.

          "Register" shall have the meaning given such term in Section 11.3(c).
           --------

          "Regulation T, U, or X" means Regulation T, U or X, respectively, of
           ---------------------
     the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
     emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Financial Information" means, with respect to the applicable
           ------------------------------
     Calculation Date, (i) the financial statements of the Consolidated Parties required to be delivered pursuant to Section 7.1(a) or (b) for the fiscal period or quarter ending as of such Calculation Date, and (ii) the certificate of an Executive Officer of the Borrower required by Section 7.1(c) to be delivered with the financial statements described in clause
     (i) above.

          "Required Lenders" means, at any time, Lenders holding in the
           ----------------
     aggregate more than 50% of (i) the Commitments (and Participation Interests therein), or (ii) if the Commitments have been terminated, the outstanding Revolving Loans and Participation

     Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and the Participation Interests of the Swingline Lender in any Swingline Loans), provided that the Commitments of and the
                                     --------
     outstanding principal amount of Revolving Loans and Participation Interests owing to a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders. In addition to the foregoing, "Required Lenders" shall further require the vote of at least three (3) of the Lenders party hereto.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, and
     (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding.

          "Revolving Committed Amount" means TWO HUNDRED MILLION DOLLARS
           --------------------------
     ($200,000,000), as such amount may be reduced from time to time as provided in Section 3.4.

          "Revolving Loans" shall have the meaning assigned to such term in
           ---------------
     Section 2.1(a), but in any event shall include any portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan.

          "Revolving Note" shall have the meaning assigned to such term in
           --------------
     Section 2.1(e).

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw
           ---
     Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Sale and Leaseback Transaction" means any arrangement pursuant to
           ------------------------------
     which any Consolidated Party, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such Consolidated Party has sold or transferred (or is to sell or transfer) to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

          "Senior Note Purchase Agreement" means that certain Note Purchase
           ------------------------------
     Agreement dated as of September 1, 2000 by and among the Borrower and each of the respective Senior Noteholders.

          "Senior Noteholders" means a collective reference to the holders from
           ------------------
     time to time of the Senior Notes and "Senior Noteholder" means any one of
                                           -----------------
     them.

          "Senior Notes" means a collective reference to the Borrower's senior
           ------------
     secured notes in an aggregate principal amount of $125,000,000, consisting of (a) $30,000,000 8.91% Senior Secured Notes, Series A due September 15, 2003, (b) $50,000,000 9.01% Senior Secured Notes, Series B due September 15, 2004 and (c) $45,000,000 9.11% Senior Secured Notes, Series C due September 15, 2005 (each as amended, modified, extended, renewed or restated from time to time).

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Social Security Act" means the Social Security Act as set forth in
           -------------------
     Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Social Security Act shall be construed also to refer to any successor sections.

          "Solvent" or "Solvency" means, with respect to any Person as of a
           -------      --------
     particular date, that on such date (i) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities and obligations, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Subsidiary" means, as to any Person, (a) any corporation more than
           ----------
     50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, limited liability company, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

          "Swingline Commitment" means the commitment of the Swingline Lender to
           --------------------
     make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

          "Swingline Committed Amount" shall have the meaning assigned to such
           --------------------------
     term in Section 2.3(a).

          "Swingline Lender" means Bank of America, N.A., and its successors.
           ----------------

          "Swingline Loan" shall have the meaning assigned to such term in
           --------------
     Section 2.3(a).

          "Synthetic Lease" means any tax retention operating lease, off-balance
           ---------------
     sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

          "Taxes" means such term as is defined in Section 3.11.
           -----

          "Transferred Assets" shall have the meaning assigned to such term in
           ------------------
     the definition of "Permitted Receivables Financing" set forth in this
     Section 1.1.

          "Unused Fee" shall have the meaning assigned to such term in Section
           ----------
     3.5(b).

          "Unused Fee Calculation Period" shall have the meaning assigned to
           -----------------------------
     such term in Section 3.5(b).

          "Unused Revolving Committed Amount" means, for any period, the amount
           ---------------------------------
     by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of (i) the outstanding aggregate principal amount of all Revolving Loans (but not including any Swingline Loans) plus (ii) the outstanding aggregate principal amount of all LOC
            ----
     Obligations.

          "Upfront Fee" shall have the meaning assigned to such term in Section
           -----------
     3.5(a).

          "Voting Stock" means, with respect to any Person, Capital Stock issued
           ------------
     by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of
           -----------------------
     whose Voting Stock or other equity interests is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

     1.2  Computation of Time Periods.
          ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3  Accounting Terms.
          ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at December 31, 2001); provided,
                                                                   --------
however, if (a) the Borrower shall object to determining such compliance on such
-------
basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

     Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in
Section 7.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1), in connection with any merger or consolidation as referred to in Section 8.4 or any Acquisition as referred to in the definition of "Permitted Acquisition" set
                                                 ---------------------
forth in Section 1.1, income statement items (whether positive or negative) attributable to any Person or Property acquired in any Permitted Acquisition shall, to the extent not otherwise included in such income statements items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1, be included to the extent relating to any period applicable in such calculations.

                                    SECTION 2

                                CREDIT FACILITIES

     2.1  Revolving Loans.
          ---------------

          (a) Commitment. Subject to the terms and conditions hereof and in
              ----------
     reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Commitment Percentage of the revolving credit loans requested by the Borrower in Dollars (the "Revolving Loans") from time to time from the
                               ---------------
     Closing Date until the Maturity Date, or such earlier date as the Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that (i) with regard to each
                            --------  -------
     Lender individually, such Lender's share of outstanding Revolving Loans and Swingline Loans and LOC

     Obligations shall not exceed such Lender's Commitment Percentage of the Commitment Amount, and (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Revolving Committed Amount.

     Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however,
                                                          --------  -------
     that no more than ten (10) Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new single Eurodollar Loan with a single Interest Period.

          (b)  Revolving Loan Borrowings.
               -------------------------

               (i)   Notice of Borrowing. The Borrower shall request a Revolving
                     -------------------
     Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

               (ii)  Minimum Amounts. Each Eurodollar Loan or Base Rate Loan
                     ---------------
     that is a Revolving Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

               (iii) Advances. Each Lender will make its Commitment Percentage
                     --------
     of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(a), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lender.

          (c)  Repayment. The principal amount of all Revolving Loans shall be
               ---------
     due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

          (d)  Interest. Subject to the provisions of Section 3.1,
               --------

               (i)  Base Rate Loans. During such periods as Revolving Loans
                    ---------------
          shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

               (ii) Eurodollar Loans. During such periods as Revolving Loans
                    ----------------
          shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

     Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

          (e)  Revolving Notes. Any Lender may request that Revolving Loans made
               ---------------
     by it be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Commitment Percentage of the Committed Amount and in substantially the form of Exhibit 2.1(e), with appropriate insertions as to date and principal
        --------------
     amount (each such promissory note a "Revolving Note").
                                          --------------

     2.2  Letter of Credit Subfacility.
          ----------------------------

          (a)  Issuance. Subject to the terms and conditions hereof and of the
               --------
     LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Lender severally agrees to participate in the issuance by the Issuing Lender of, standby Letters of Credit in Dollars from time to time from the Closing Date until the Maturity Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that (i) the LOC
                                       --------  -------
     Obligations outstanding shall not at any time exceed TWENTY MILLION DOLLARS ($20,000,000) (the "LOC Committed Amount"); (ii) with regard to each Lender
                         --------------------
     individually, such Lender's share of outstanding Revolving Loans and Swingline Loans and LOC Obligations shall not exceed such Lender's Commitment Percentage of the Revolving Committed Amount; and (iii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the date five (5) Business Days prior to the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

          (b)  Notice and Reports. The request for the issuance of a Letter of
               ------------------
     Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, deliver to each of the Lenders, with a copy to the Borrower, a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

          (c)  Participation. Each Lender, upon issuance of a Letter of Credit
               -------------
     (or, in the case of each Existing Letter of Credit, on the Closing Date), shall be deemed to have purchased without recourse a Participation Interest from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

          (d)  Reimbursement. In the event of any drawing under any Letter of
               -------------
     Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the Borrower promises to pay the Issuing Lender interest on the unreimbursed amount of such drawing on demand at a per annum rate equal to the Adjusted Base Rate plus 2%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

          (e)  Repayment with Revolving Loans. On any day on which the Borrower
               ------------------------------
     shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based
                                                                 --- ----
     on the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding
                                                                ---------------
     (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at the time any purchase of Participation Interests pursuant
     --------
     to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuing Lender by the Borrower in accordance with the terms of subsection (d) above, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

          (f)  Renewal, Extension. The renewal or extension of any Letter of
               ------------------
     Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

          (g)  Uniform Customs and Practices. Unless otherwise expressly agreed
               -----------------------------
     by the Issuing Lender and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit),
     (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance
                                             ---
     (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

          (h)  Indemnification; Nature of Issuing Lender's Duties.
               --------------------------------------------------

               (i) In addition to its other obligations under this Section 2.2, the Borrower hereby agrees to pay, and protect, indemnify and save each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").
                                    ---------------

               (ii) As between the Borrower and the Lenders (including the Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Lender (including the Issuing Lender) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

               (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

               (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such

          Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

          (i)  Responsibility of Issuing Lender. It is expressly understood and
               --------------------------------
     agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement; provided,
                                                                  --------
     however, that nothing set forth in this Section 2.2 shall be deemed to
     -------
     prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

          (j)  Limitation on Obligation of the Issuing Lender. Notwithstanding
               ----------------------------------------------
     anything contained herein to the contrary, the Issuing Lender shall not be under any obligation to issue, renew or extend any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing a Letter of Credit, or any applicable law, rule or regulation or any request or directive (having the force of law) from any governmental authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or any such Letter of Credit in particular, or shall impose upon the Issuing Lender with respect to any such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, costs or expense which was not applicable on the Closing Date and which the Issuing Lender should deem material to it in good faith.

          (k)  Conflict with LOC Documents. In the event of any conflict between
               ---------------------------
     this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control as among the parties hereto.

     2.3  Swingline Loans.
          ---------------

          (a)  Swingline Commitment. Subject to the terms and conditions hereof
               --------------------
     and in reliance upon the representations and warranties herein set forth, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and,
                                                     --------------
     collectively, the "Swingline Loans") from time to time from the Closing
                        ---------------
     Date until the Maturity Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans
     --------  -------
     outstanding at any time shall not exceed TWENTY MILLION DOLLARS ($20,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the
                         --------------------------
     aggregate principal amount of Revolving Loans outstanding plus LOC
                                                               ----
     Obligations plus obligations in respect of Swingline Loans outstanding at any time shall not exceed the aggregate Revolving Committed Amount. Swingline Loans hereunder shall be made as a Base Rate Loan in accordance with the provisions of this Section 2.3, and may be repaid and reborrowed in accordance with the provisions hereof.

          (b)  Swingline Loan Advances.
               -----------------------

               (i)    Notices; Disbursement. Whenever the Borrower desires a
                      ---------------------
          Swingline Loan advance hereunder, the Borrower shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 1:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall be made as a Base Rate Loan and shall have such maturity date as set forth in clause (iii) below. The Swingline Lender shall make each Swingline Loan available to the Borrower by 3:00 P.M., (Charlotte, North Carolina time), on the Business Day of the requested Borrowing.

               (ii)   Minimum Amount. Each Swingline Loan shall be in a minimum
                      --------------
          principal amount of $1,000,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

               (iii)  Repayment of Swingline Loans. The principal amount of all
                      ----------------------------
          Swingline Loans shall be due and payable on the earlier of (A) a date that is seven (7) Business Days from the date of advance thereof or
          (B) the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such
                                          --------  -------
          demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the Indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (A) the amount of such borrowing may not comply with
          ---------------
          the minimum amount for advances of Revolving Loans otherwise required hereunder, (B) whether any conditions specified in Section 5.2 are then satisfied, (C) whether a Default or Event of Default then exists,
          (D) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (E) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (F) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount, provided that (A) all interest payable on the
                            --------
          Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender in accordance with the terms of subsection
          (c)(ii) hereof, interest on the principal amount of participation purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

          (c)  Interest on Swingline Loans.
               ---------------------------

               (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at the rate per annum equal to the Adjusted Base Rate in accordance with the provisions of Section 2.3(b).

               (ii) Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

               (d)  Swingline Note. The Swingline Lender may request that
                    --------------
          Swingline Loans made by it be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in an original principal amount equal to the Swingline Lender's Commitment Percentage.

                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

     3.1  Default Rate.
          ------------

     Upon the occurrence, and during the continuance, of an Event of Default,
(i) the principal of and, to the extent permitted by law, accrued and unpaid interest on the Revolving Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%) and (ii) the Letter of Credit Fee shall
                            ----
accrue at a per annum rate 2% greater than the rate which would otherwise be applicable.

     3.2  Extension and Conversion.
          ------------------------

     Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to extend existing Revolving Loans into a subsequent permissible Interest Period or to convert Revolving Loans into Revolving Loans of another interest rate type; provided, however, that (i) except as provided in
                               --------  -------
Section 3.8, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Revolving Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set
                                                          ---------------
forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii), (iv) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period), (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month and (vi) Swingline Loans may not be extended or converted pursuant to this
Section 3.2. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Agent specified in Section 11.1, or at such other office as the Agent may designate in writing, prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Revolving Loans to be so extended or converted, the types of Revolving Loans into which such Revolving Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (b), (c), (d) and (e) of Section 5.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Revolving Loan.

     3.3  Prepayments.
          -----------

          (a)  Voluntary Prepayments. The Borrower shall have the right to
               ---------------------
     prepay Revolving Loans in whole or in part from time to time; provided,
                                                                   --------
     however, that each partial prepayment of Revolving Loans (other than
     -------
     Swingline Loans) shall be in a minimum principal amount of $2,000,000 and integral multiples of $500,000. Prepayment upon the Revolving Loans shall be made first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

          (b)  Revolving Committed Amount. If at any time, the sum of the
               --------------------------
     aggregate principal amount of outstanding Revolving Loans plus Swingline
                                                               ----
     Loans plus LOC Obligations outstanding shall exceed the Revolving Committed
           ----
     Amount, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

          (c)  Generally. Within the parameters of the applications set forth
               ---------
     above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12, but otherwise without premium or penalty.

     3.4  Termination and Reduction of Revolving Committed Amount.
          -------------------------------------------------------

          (a) The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon three Business Days' prior written notice to the Agent; provided, however, no such termination or
                                  --------  -------
     reduction shall be made which would cause the aggregate principal amount of outstanding Revolving Loans, Swingline Loans and LOC Obligations to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this
     Section 3.4(a).

          (b)  Maturity Date. The Commitments of the Lenders, the Swingline
               -------------
     Commitment of the Swingline Lender and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.

          (c)  General. The Borrower shall pay to the Agent for the account of
               -------
     the Lenders in accordance with the terms of Section 3.5(b), on the date of each reduction of the Revolving Committed Amount, the Unused Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

     3.5  Fees.
          ----

          (a)  Upfront Fees. The Borrower agrees to pay to the Agent for the
               ------------
     benefit of the Lenders in immediately available funds on or before the Closing Date an upfront fee (the "Upfront Fee") in the amount provided in
                                       -----------
     the Agent's Fee Letter.

          (b)  Unused Fee. In consideration of the Commitments of the Lenders
               ----------
     hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Unused Fee") on the Unused Revolving Committed Amount
                        ----------
     computed at a per annum rate for each day during the applicable Unused Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage in effect from time to time. The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4(a) and the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "Unused Fee
                                                              ----------
     Calculation Period"), beginning with the first of such dates to occur after
     ------------------
     the Closing Date.

          (c)  Letter of Credit Fees.
               ---------------------

               (i)  Letter of Credit Issuance Fee. In consideration of the
                    -----------------------------
          issuance of Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Letter of
                                                                  ---------
          Credit Fee") on such Lender's Commitment Percentage of the average
          ----------
          daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

               (ii) Issuing Lender Fees. In addition to the Letter of Credit Fee
                    -------------------
          payable pursuant to clause (i) above the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) a letter of credit fronting fee, computed at a per annum rate for each day from the date of issuance to the date of expiration of each Letter of Credit of one-eighth of one percent (1/8%) on the maximum amount available to be drawn under each Letter of Credit on such day, which fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof) and (B) other customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

          (d)  Administrative Fees. The Borrower agrees to pay to the Agent, for
               -------------------
     its own account, an annual administrative fee and such other fees, if any, referred to in the Agent's Fee Letter (collectively, the "Agent Fees").
                                                               ----------

     3.6  Capital Adequacy.
          ----------------

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     3.7  Limitation on Eurodollar Loans.
          ------------------------------

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders reasonably determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

     3.8  Illegality.
          ----------

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

     3.9  Requirements of Law.
          -------------------

     (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

              (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Revolving Notes, if any, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Revolving Notes, if any, in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

              (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

                      (iii) shall impose on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Credit Agreement or its Revolving Notes, if any, or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Revolving Notes, if any, with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right
                      --------
of such Lender to receive the compensation so requested.

         (b) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         3.10     Treatment of Affected Revolving Loans.
                  -------------------------------------

         If the obligation of any Lender to make any Eurodollar Loan or to continue, or to convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 3.8 or 3.9 hereof that gave rise to such conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Revolving Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the conversion of such Lender's Eurodollar Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Revolving Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

         3.11     Taxes.
                  -----

                  (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding,
                                                                    ---------
         in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes
          -----
         from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and
         (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                         -----------

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that
                                                        --------  -------
         should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.11 shall survive the repayment of the Revolving Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         3.12     Compensation.
                  ------------

         Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or reasonable expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Revolving Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Revolving Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Section 5 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Revolving Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         3.13     Pro Rata Treatment.
                  ------------------

         Except to the extent otherwise provided herein:

                  (a) Revolving Loans. Each Revolving Loan, each payment or
                      ---------------
         prepayment of principal of any Revolving Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Revolving Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Unused Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans and Participation Interests.

                  (b) Advances. No Lender shall be responsible for the failure
                      --------
         or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of
                                         --------  -------
         any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Agent its ratable share of such borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date of such borrowing, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing or (ii) from a Lender at the Federal Funds Rate.

         3.14     Sharing of Payments.
                  -------------------

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Revolving Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Revolving Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Revolving Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

     3.15 Payments, Computations, Etc.
          ---------------------------

          (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in Dollars and in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Revolving Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

          (b) Allocation of Payments After Event of Default. Notwithstanding any
              ---------------------------------------------
     other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Pledged Collateral shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

          SECOND, to payment of any fees owed to the Agent;

          THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

          FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

          FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

          SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to the Borrower or whoever else may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Revolving Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Revolving Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

     3.16 Evidence of Debt.
          ----------------

          (a) Each Lender shall maintain an account or accounts evidencing each Revolving Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender shall maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

          (b) The Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Revolving Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Agent shall maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

          (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any
                                --------  -------
     Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Revolving Loans made by such Lender in accordance with the terms hereof.

     3.17 Replacement of Affected Lenders.
          -------------------------------

          If any Lender having a Commitment becomes a Defaulting Lender or if any Lender is owed increased costs under Section 3.8, Section 3.9, or
     Section 3.6, or the Borrower is required to make any payments under Section
     3.11 to any Lender in excess of those to the other Lenders, the Borrower shall have the right, if no Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or
                  ---------------
     Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender")
                                                      -------------------
     reasonably acceptable to the Agent, provided that (i) at the time of any
                                         --------
     replacement pursuant to this Section 3.17, the Replaced Lender and Replacement Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to such parties and the Agent, pursuant to which the Replacement Lender shall acquire all or a portion, as the case may be, of the Commitments and outstanding Loans of, and participation in Letters of Credit and Swingline Loans by, the Replaced Lender hereunder and (ii) all obligations of the Borrower owing to the Replaced Lender relating to the Loans so replaced (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of an appropriate Revolving Note executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder with respect to such replaced Revolving Loans, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, (1) the Lender that acts as the Issuing Lender may not be replaced hereunder at any time that it has Letters of Credit outstanding hereunder unless arrangements satisfactory to the Issuing Lender (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer satisfactory to such Issuing Lender or the depositing of cash collateral into a cash collateral account maintained with the Agent in amounts and pursuant to arrangements satisfactory to such Issuing Lender) have been made with respect to such outstanding Letters of Credit and (2) the Lender that acts as the Agent may not be replaced hereunder except in accordance with the terms of

     Section 10.7. The Replaced Lender shall be required to deliver for cancellation its applicable Revolving Notes, to the extent applicable, to be canceled on the date of replacement, or if any such Revolving Note is lost or unavailable, such other assurances or indemnification therefor as the Borrower may reasonably request.


                                    SECTION 4

                                    GUARANTY
                                    --------

     4.1 The Guaranty.
         ------------

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement or enters into an Equity Swap Agreement, and the Agent as hereinafter provided the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, Hedging Agreements or Equity Swap Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     4.2 Obligations Unconditional.
         -------------------------

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, Hedging Agreements or Equity Swap Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Credit Party Obligations for amounts paid under this Section 4 until such time as the Lenders (and any Affiliates of Lenders entering into Hedging

Agreements or Equity Swap Agreements) have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents, Hedging Agreements or Equity Swap Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement, any Equity Swap Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Equity Swap Agreements shall be done or omitted;

          (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement, any Equity Swap Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Equity Swap Agreements shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

          (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (except notices expressly provided for in the Credit Documents), and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement, Equity Swap Agreement or any other agreement or instrument referred to in the Credit Documents, Hedging Agreements or Equity Swap Agreement, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

     4.3 Reinstatement.
         -------------
     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.4 Certain Additional Waivers.
         --------------------------

     Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

     4.5 Remedies.
         --------

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section
4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Pledge Agreement and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

     4.6 Rights of Contribution.
         ----------------------

     The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full to the Agent and the Lenders of the Guaranteed Obligations, and none of the Guarantors shall exercise any right or remedy under this Section 4.6 against any other Guarantor until payment and satisfaction in full of all of such Guaranteed Obligations. For purposes of this Section 4.6, (a) "Guaranteed Obligations" shall mean any
                                       ----------------------
obligations arising under the other provisions of this Section 4; (b) "Excess
                                                                       ------
Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata
-------
Share of any Guaranteed Obligations; (c) "Pro Rata Share" shall mean, for any
                                          --------------
Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the

Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors; provided, however, that,
                                                      --------  -------
for purposes of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share"
                                                         ------------------
shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrower and all of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of
                              --------  -------
calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Borrower in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations pursuant to
Section 8.4.

     4.7 Continuing Guarantee.
         --------------------

     The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.


                                    SECTION 5

                                   CONDITIONS
                                   ----------

     5.1 Closing Conditions.
         ------------------

     The obligation of the Lenders to enter into this Credit Agreement and to make the initial Revolving Loans or Swingline Loans or of the Issuing Lender to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

          (a)  Executed Credit Documents. Receipt by the Agent of duly executed
               -------------------------
     copies of (i) this Credit Agreement and (ii) the Revolving Notes, if any.

          (b)  Corporate Documents. Receipt by the Agent of the following:
               -------------------

               (i)   Charter Documents. Copies of the articles or certificates
                     -----------------
          of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii)  Bylaws. A copy of the bylaws of each Credit Party certified
                     ------
          by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (iii) Resolutions. Copies of resolutions of the Board of
                     -----------
          Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv)  Good Standing. To the extent received by the Borrower prior
                     -------------
          to the Closing Date and subject to Section 7.15 thereafter, copies of
          (A) certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate or comparable franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

               (v)   Incumbency. An incumbency certificate of each Credit Party
                     ----------
          certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (c)  Pledge of Stock. The Agent shall have received all stock
               ---------------
     certificates evidencing the Capital Stock pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank undated stock powers attached thereto.

          (d)  Opinions of Counsel. The Agent shall have received an opinion, or
               -------------------
     opinions, in form and substance satisfactory to the Agent dated as of the Closing Date from counsel to the Credit Parties.

          (e)  Corporate Structure. The corporate capital and ownership
               -------------------
     structure of the Borrower and its Subsidiaries shall be as described in
     Schedule 6.13.
     --------------

          (f)  Consent. Receipt by the Agent of evidence that all governmental,
               -------
     shareholder and material third party consents and approvals necessary or desirable in connection with the financings and other transactions contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could reasonably be likely to restrain, prevent or impose any material adverse conditions on such transactions or that could reasonably be likely to seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could reasonably be likely to have such effect.

          (g) Litigation. Except as disclosed in Schedule 6.9, there shall not
              ----------                         ------------
     exist any pending or threatened action, suit, investigation or proceeding against a Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

          (h) Officer's Certificates. The Agent shall have received a
              ----------------------
     certificate or certificates executed by the chief financial officer of the Borrower on behalf of the Borrower as of the Closing Date stating that (i) the Borrower and each of the Borrower's Subsidiaries is in compliance with all existing financial obligations, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained,
     (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Borrower, any of the Borrower's Subsidiaries, or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (A) the Borrower and each of the Borrower's Subsidiaries is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties are in compliance with each of the financial covenants set forth in
     Section 7.11.

          (i) Existing Credit Agreement. Receipt by the Agent of satisfactory
              -------------------------
     evidence of the repayment of all loans and obligations under the Existing Credit Agreement and the termination of the commitments thereunder.

          (j) Other Indebtedness. Receipt by the Agent of satisfactory evidence
              ------------------
     that the Credit Parties shall have no Funded Indebtedness other than the Indebtedness permitted under Section 8.1.

          (k) Fees and Expenses. Payment by the Credit Parties of all fees and
              -----------------
     expenses owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Fee Letter.

     5.2  Conditions to all Extensions of Credit.
          --------------------------------------

     The obligations of each Lender to make, convert or extend any Revolving Loan or Swingline Loan and of the Issuing Lender to issue any Letter of Credit (including the initial Revolving Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

          (a) The Borrower shall have delivered (i) in the case of any Revolving Loan an appropriate Notice of Borrowing or Notice of Extension/Conversion or (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2(b);

          (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

          (c) There shall not have been commenced against any Credit Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

          (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto; and

          (e) Immediately after giving effect to the making of such Revolving Loan or Swingline Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the aggregate principal amount of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Revolving Committed Amount, (ii) the aggregate principal amount of LOC Obligations shall not exceed the LOC Committed Amount and (iii) the aggregate principal amount of Swingline Loans shall not exceed the Swingline Committed Amount.

The delivery of each Notice of Borrowing, and each request for a Letter of Credit pursuant to Section 2.2(b) shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b),
(c), (d) and (e) above.


                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Credit Parties hereby represent to the Agent and each Lender that:

     6.1  Financial Condition.
          -------------------

     The audited consolidated balance sheets and income statements of the Consolidated Parties for the fiscal year ended 2001 have been prepared in accordance with GAAP and present fairly in all material respects (on the basis disclosed in the footnotes to such financial statements) the financial condition, results of operations and cash flows of the applicable parties as of such date and for such periods. Since December 31, 2001, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or property of the

Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which, is not (x) reflected in the foregoing financial statements or in the notes thereto or (y) otherwise permitted by the terms of this Credit Agreement and communicated to the Agent.

     6.2 No Material Change.
         ------------------

     Since December 31, 2001, (a) there has been no development or event relating to or affecting a Consolidated Party which has had or could reasonably to expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Consolidated Party nor has any of the Capital Stock in a Consolidated Party been redeemed, retired, purchased or otherwise acquired for value (other than (i) approximately $14,000,000 of Capital Stock of the Borrower repurchased by the Borrower prior to the Closing Date and (ii) up to approximately $8,000,000 of Capital Stock of the Borrower which may be repurchased by the Borrower prior to the Closing
Date).

     6.3 Organization and Good Standing.
         ------------------------------

     Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

     6.4 Power; Authorization; Enforceable Obligations.
         ---------------------------------------------

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5 No Conflicts.
         ------------

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or organization or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

     6.6 No Default.
         ----------

     No Consolidated Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

     6.7 Ownership.
         ---------

     Each Consolidated Party is the owner of, and has good and marketable title to, or a valid leasehold interest in, all of its material assets and none of such assets is subject to any Lien other than Permitted Liens.

     6.8 Indebtedness.
         ------------

     Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

     6.9 Litigation.
         ----------

     Except as disclosed in Schedule 6.9, there are no actions, suits or legal,
                            ------------
equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

     6.10 Taxes.
          -----

     Each Consolidated Party has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and
(b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Consolidated Party.

     6.11 Compliance with Law.
          -------------------

     Each Consolidated Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each Consolidated Party represents that (i) current billing policies, arrangements, protocols and instructions comply with requirements of Medicare, Medicaid, and CHAMPUS programs and any other heath care program operated or financed in whole or in part by and federal, state, or local government (each a "Medical Reimbursement Program" and collectively, the "Medical Reimbursement Programs") and are administered by properly trained personnel except where any such failure to comply could not reasonably be expected to result in either (A) exclusion from a Medical Reimbursement Program, or (B) loss of 5% or more of annual consolidated revenues of the Consolidated Parties and (ii) current compensation arrangements with physicians comply with state and federal anti-kick back fraud and abuse, and Stark I and II requirements except where any such failure to comply could not reasonably be expected to result in either (A) an exclusion from a Medical Reimbursement Program, or (B) loss of 5% or more of annual consolidated revenues of the Consolidated Parties.

     6.12 ERISA.
          -----

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no material "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
     Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) to the best knowledge of the Credit Parties, each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not, by any material amount, exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) Neither any Consolidated Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Consolidated Party nor any ERISA Affiliate would become subject to any material withdrawal liability under ERISA if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any material liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

          (e) Neither any Consolidated Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106.

     6.13 Subsidiaries.
          ------------

     Set forth on Schedule 6.13 is a complete and accurate list of all
                  -------------
Subsidiaries of each Consolidated Party. Information on Schedule 6.13 includes
                                                        -------------
jurisdiction of incorporation or organization, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Consolidated Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.13, no Consolidated Party other than the
                     -------------
Borrower has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

     6.14 Governmental Regulations, Etc.
          -----------------------------

          (a) None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act, the Securities Exchange Act or any of Regulations U and X. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement, in conformity with the requirements of FR Form U-1 referred to in Regulation U, that no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of "buying" or "carrying" any "margin stock" within the meaning of Regulations U and X.

          (b) None of the Consolidated Parties is (i) an "investment company", or a company "controlled" by "investment company", within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (iii) subject to regulation under any other Federal or state statute or regulation which limits its ability to incur Indebtedness.

     6.15 Purpose of Revolving Loans and Letters of Credit.
          ------------------------------------------------

     The proceeds of the Revolving Loans hereunder shall be used solely by the Borrower to (a) on the Closing Date to refinance existing Indebtedness of the Borrower under the Existing Credit Agreement and (b) on and after the Closing Date, to (i) pay the redemption price for the Capital Stock of the Borrower as permitted hereunder and (ii) to provide for ongoing working capital and general corporate purposes (including Acquisitions) of the Borrower and its Subsidiaries. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions, and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

     6.16 Environmental Matters.
          ---------------------

          Except as could not reasonably be expected to have a Material Adverse
     Effect:

          (a) Each of the facilities and properties owned, leased or operated by the Consolidated Parties (the "Properties") and all operations at the
                                    ----------
     Properties are in compliance with all applicable Environmental Laws, and there is no violation of any material Environmental Law with respect to the Properties or the businesses operated by the Consolidated Parties (the "Businesses"), and there are no conditions relating to the Businesses or
      ----------
     Properties, that could give rise to any material liability under any applicable Environmental Laws.

          (b) To the best knowledge of the Credit Parties, none of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

          (c) No Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Consolidated Party have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of any Consolidated Party in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Consolidated Parties, the Properties or the Businesses.

                  (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of any Consolidated Party in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to a material liability under Environmental Laws.

         6.17     Intellectual Property.
                  ---------------------

         Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as
 ---------------------
currently conducted except for those the failure to own or have such legal right to use could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Consolidated Party does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.18     Solvency.
                  --------

         Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

         6.19     Investments.
                  -----------

         All Investments of each Consolidated Party are Permitted Investments.

         6.20     Disclosure.
                  ----------

         Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Consolidated Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

         6.21     No Unusual Restrictions.
                  -----------------------

         No Consolidated Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         6.22     Reimbursement from Third Party Payors.
                  -------------------------------------

         The accounts receivable of the Consolidated Parties have been and will continue to be adjusted to reflect the reimbursement policies (both those most recently published in writing as well as those not in writing which have been verbally communicated) of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors, except any which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges payors, except any which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.23     Fraud and Abuse.
                  ---------------

         Neither the Consolidated Parties nor, to the knowledge of the officers of the Consolidated Parties, any of their officers or directors, or, to the knowledge of any officer of the Consolidated Parties, no Contract Providers, have engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, 42 U.S.C. (S)1320a-7b, or 42 U.S.C. (S)1395nn or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, or which are prohibited by binding rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

         6.24     Licensing and Accreditation.
                  ---------------------------

         Each of the Consolidated Parties and, to the knowledge of the officers of the Consolidated Parties, each Contract Provider, has, to the extent applicable: (i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as currently operated; (ii) obtained and maintains in good standing all required licenses; (iii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; and (iv) entered into and maintains in good standing its status as a Medicare Supplier and as a Medicaid Supplier. To the knowledge of the officers of the Consolidated Parties, each Contract Provider is duly licensed (where license is required) by each state or state agency or commission, or any other Governmental Authority having jurisdiction over the provisions of such services by such Person in the locations in which the Consolidated Parties conduct business, required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Consolidated Parties to operate as currently operated and as presently contemplated to be operated. To the knowledge of the officers of the Consolidated Parties, all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited in any material respect.

                                    SECTION 7

                              AFFIRMATIVE COVENANTS
                              ---------------------

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

         7.1      Information Covenants.
                  ---------------------

         The Borrower will furnish, or cause to be furnished, to the Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, and in
                      ---------------------------
         any event within 90 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern.

                  (b) Quarterly Financial Statements. As soon as available, and
                      ------------------------------
         in any event within 45 days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which 90 days after the end thereof) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments.

                  (c) Officer's Certificate. At the time of delivery of the
                      ---------------------
         financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit 7.1(c), (i) demonstrating
                                      --------------
         compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

                  (d) Auditor's Reports. Promptly upon receipt thereof, a copy
                      -----------------
         of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

                  (e) Reports. Promptly upon transmission or receipt thereof,
                      -------
         (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Consolidated Party shall send to its shareholders or to a holder of any Indebtedness owed by any Consolidated Party in its capacity as such a holder and (ii) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                  (f) Notices. Upon obtaining knowledge thereof, each Credit
                      -------
         Party will give written notice to the Agent promptly of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined could reasonably be expected to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan or (D) the institution of any investigation or proceedings against such Person (or, to the knowledge of the Borrower's officers, any Contract Provider) to suspend, revoke or terminate or which may result in the termination of its status as a Medicaid Supplier or its status as a Medicare Supplier or exclusion from any Medical Reimbursement Program, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, investigation, levy, execution or other process.

                  (g) ERISA. Upon obtaining knowledge thereof, the Borrower will
                      -----
         give written notice to the Agent promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (h) Other Information.  With reasonable  promptness upon any
                      -----------------
         such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Agent or the Required Lenders may reasonably request.

         7.2      Preservation of Existence and Franchises.
                  ----------------------------------------

         Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

         7.3      Books and Records.
                  ------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.4      Compliance with Law.
                  --------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

         7.5      Payment of Taxes and Other Indebtedness.
                  ----------------------------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no Consolidated
                                     --------  -------
Party shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material Adverse Effect.

         7.6      Insurance.
                  ----------

         Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as required by law and as determined in good faith by the Borrower's Board of Directors and furnish to the Agent, upon written request, full information as to the insurance carried.

         7.7      Maintenance of Property.
                  ------------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.8      Performance of Obligations.
                  ---------------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         7.9      Use of Proceeds.
                  ----------------

         The Borrower will use the proceeds of the Revolving Loans and will use the Letters of Credit solely for the purposes set forth in Section 6.15.

         7.10     Audits/Inspections.
                  -------------------

         Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Lenders or their representatives to investigate and verify the accuracy of information provided to the Agent and to discuss all such matters with the officers, employees and representatives of such Person.

         7.11     Financial Covenants.
                  --------------------

                  (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage
                      ---------------------------
         Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 2.75 to 1.0.

                  (b) Leverage Ratio. The Leverage Ratio, as of the last day of
                      --------------
         each fiscal quarter of the Consolidated Parties, shall be less than or equal to 2.50 to 1.0.

                  (c) Consolidated Net Worth. The Consolidated Net Worth shall
                      ----------------------
         at all times be greater than or equal to $554,218,000, increased by the sum of (i) on a cumulative basis as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2002, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) an amount equal
                                                     ----
         to 75% of the Net Cash Proceeds from any Equity Issuance occurring after the Closing Date minus (iii) the aggregate price paid for all
                                -----
         Restricted Payments by the Borrower permitted under Section 8.7.

         7.12     Additional Guarantors.
                  ----------------------

         As soon as practicable and in any event within 30 days after any Person becomes a Subsidiary of any Credit Party, the Borrower shall provide the Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) except with respect to Lincare of Columbia, BRM or any Receivables Financing SPE, (i) cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12
                                                                 ------------
and (ii) if such Person has any Subsidiaries (A) deliver all of the Capital Stock of such

Subsidiaries (together with undated stock powers signed in blank) to the Agent and (B) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent and (b) cause 100% of the Capital Stock of such Person to be delivered to the Agent (together with undated stock powers signed in blank), and pledged to the Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Agent (provided, however, that the pledge of the Capital Stock of a Receivables Financing SPE may be subject to certain restrictions pursuant to the Permitted Receivables Financing).

         7.13     Pledged Stock.
                  --------------

         Except with respect to the Capital Stock of Lincare of Columbia and BRM, the Credit Parties will cause 100% of the issued and outstanding Capital Stock of each direct and indirect Subsidiary of the Borrower, to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Pledge Agreement or such other security documents as the Agent shall reasonably request.

         7.14     Receivables Financing Further Assurances.
                  -----------------------------------------

         Following the consummation of any sale of Transferred Assets by a Receivables Financing SPE to a Receivables Financier, each of the applicable Credit Parties in its capacity as an owner of the Capital Stock of a Receivables Financing SPE will take such action to cause, to the extent it is legally able to do so in its capacity as an owner of Capital Stock, a Receivables Financing SPE to dividend, distribute or otherwise transfer to the Credit Parties any Property (including cash) of such Receivables Financing SPE not required to be pledged to the Receivables Financier or required to be held by such Receivables Financing SPE by the terms of the Permitted Receivables Financing.

                                    SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

         Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

         8.1      Indebtedness.
                  -------------

         The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                           (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                           (b) Indebtedness of the Borrower and its Subsidiaries set forth in Schedule 8.1;
                                            ------------

                           (c) purchase money Indebtedness (including Capital
                  Leases) or Synthetic Leases hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness
                         --------
                  for all such Persons taken together shall not exceed an aggregate principal amount equal to 10% of Consolidated Net Worth (determined as of the end of the most recently completed fiscal year) at any one time outstanding (including any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                           (d) obligations of the Borrower or any of its
                  Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                           (e) obligations of the Borrower in respect of
                  repurchases of its Capital Stock to the extent permitted by Sections 8.6 and 8.7;

                           (f) obligations of the Borrower under Equity Swap
                  Agreements provided that (i) the term of any such Equity Swap
                             --------
                  Agreements shall not exceed 6 months and (ii) the notional amount of all such obligations shall not exceed $45,000,000 in the aggregate at any time outstanding;

                           (g) unsecured Indebtedness payable to the seller of
                  the Capital Stock or Property acquired in a Permitted Acquisition representing all or a portion of the purchase price of the Capital Stock or Property so acquired;

                           (h) Indebtedness owing by one Credit Party to
                  another Credit Party;

                           (i) other Indebtedness hereafter incurred by the
                  Borrower not exceeding $50,000,000 in aggregate principal amount at any time outstanding;

                           (j) Indebtedness of the Borrower arising under the
                  Senior Note Purchase Agreement and the Senior Notes in an aggregate principal amount of up to $150,000,000 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Borrower than the terms and conditions of the Senior Note Purchase Agreement and the Senior Notes as in effect on the Closing Date);

                           (k) Guaranty  Obligations of any Guarantor with
                  respect to the Indebtedness of the Borrower permitted under
                  Section 8.1(i) or Section 8.1(j); and

                           (l) obligations of the Borrower or any of its
                  Subsidiaries in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness.

         8.2      Liens.
                  ------

         The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens; provided, however, that the terms of this Section 8.2 shall not be applicable to
--------  -------
Capital Stock of the Borrower which constitute treasury shares held by the Borrower.

         8.3      Nature of Business.
                  -------------------

         The Credit Parties will not permit any Consolidated Party to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date.

         8.4      Consolidation, Merger, Dissolution, etc.
                  ----------------------------------------

         The Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that,
                                                   --------
notwithstanding the foregoing provisions of this Section 8.4, (a) the Borrower may merge or consolidate with any of its Subsidiaries provided that (i) either
                                                      --------
(A) the Borrower is the continuing or surviving corporation or (B) the Person formed by or surviving any such merger or consolidation (1) is a corporation organized or existing under the laws of the U.S., any state thereof or the District of Columbia and (2) expressly assumes all the obligations of the Borrower under the Credit Documents pursuant to an agreement(s) reasonably satisfactory to the Agent, (ii) immediately after the transaction, on a Pro Forma Basis, the Credit Parties will be in compliance with the financial covenant set forth in Section 7.11(c), (iii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties and (iv) after giving effect to such transaction, no Default or Event of Default exists, (b) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower provided that (i) the Credit Parties shall cause to be
                  --------
executed and delivered such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties and (ii) after giving effect to such transaction, no Default or Event of Default exists and (c) the Borrower or any Subsidiary of the Borrower may merge with any Person other than a Consolidated Party in connection with a Permitted Acquisition provided that (i) either (A) the Borrower is the continuing or surviving corporation or (B) the Person formed by or surviving any such merger or consolidation (1) is a corporation organized or existing under the laws of the U.S., any state thereof or the District of Columbia and (2) expressly assumes all the obligations of the Borrower or such Subsidiary, as the case may be, under the Credit Documents pursuant to an agreement(s) reasonably satisfactory to the Agent, (ii) immediately after the transaction, on a Pro Forma Basis, the Credit Parties will be in compliance with the financial covenant set forth in Section 7.11(c), (iii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties and (iv) after giving effect to such transaction, no Default or Event of Default exists.

         8.5      Asset Dispositions.
                  ------------------

         The Credit Parties will not permit any Consolidated Party to sell, lease, transfer or otherwise dispose of any Property (including without limitation pursuant to any sale/leaseback transaction or securitization transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of assets no longer used or useful in the conduct of such Person's business, (iii) Sale and Leaseback Transactions permitted under Section 8.13, (iv) any sale of Transferred Assets by a Credit Party to a Receivables Financing SPE, which Receivables Financing SPE then sells to a Receivables Financier in connection with a Permitted Receivables Financing and (v) other sales of assets, provided
                                                                      --------
that the aggregate book value of assets sold or otherwise disposed of pursuant to clause (v) in any given fiscal year does not exceed an amount equal to 10% of Consolidated Net Worth (determined as of the end of the most recently completed fiscal year).

         Upon a sale of Capital Stock of a Consolidated Party not prohibited by this Section 8.5, the Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of such Consolidated Party from all of its obligations, if any, under the Credit Documents.

         8.6      Investments.
                  -----------

         The Credit Parties will not permit any Consolidated Party to make Investments in or to any Person, except for Permitted Investments.

         8.7      Restricted Payments.
                  -------------------

         The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except, so long as no Default or Event of Default shall have occurred or would occur as a result thereof, (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) repurchases, distributions, dividends or redemptions by the Borrower in respect of its Capital Stock, provided that the aggregate
                                                 --------
price for all such repurchases, distributions, dividends or redemptions after the Closing Date shall not exceed $225,000,000 and (d) as permitted by Section 8.8.

         8.8      Prepayments of Indebtedness, etc.
                  ---------------------------------

         The Credit Parties will not permit any Consolidated Party to (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (ii) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness of such Consolidated Party.

         8.9      Transactions with Affiliates.
                  ----------------------------

         The Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) transactions permitted by Section 8.1, Section 8.4, Section 8.6 or Section 8.7,
(b) normal compensation and reimbursement of expenses of officers and directors and (c) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

         8.10     Fiscal Year; Organizational Documents.
                  -------------------------------------

         The Credit Parties will not permit any Consolidated Party to change its fiscal year or amend, modify or change its articles of incorporation or organization (or corporate charter or other similar organizational document) or bylaws or operating agreement (or other similar document) in any manner adverse to the Lenders without the prior written consent of the Required Lenders.

         8.11     Limitation on Restricted Actions.
                  --------------------------------

         The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, (e) grant a Lien on its properties or assets whether now owned or hereafter acquired or (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) the Senior Note Purchase Agreement and the Senior Notes, or (iii) applicable law.

         8.12     Ownership of Subsidiaries; Limitations on Borrower.
                  --------------------------------------------------

         Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any Consolidated Party to (a) permit any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, (b) permit any Subsidiary of the Borrower to issue Capital Stock (except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower), (c) permit, create, incur, assume or suffer to exist any Lien thereon, in each case (i) except to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Subsidiaries,
(ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited under Section 8.4 or Section 8.5 or (iii) except for Permitted Liens and (d) notwithstanding anything to the contrary contained in clause (b) above, permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock to any Person other than a Credit Party.

         8.13     Sale Leasebacks.
                  ---------------

         The Credit Parties will not permit any Consolidated Party to enter into any Sale and Leaseback Transaction other than a Sale and Leaseback Transaction with respect to the corporate headquarters office building to be built by the Borrower in Clearwater, Florida, provided that value of the Property subject to
                                 --------
such transaction shall not exceed $20,000,000 in the aggregate.

         8.14     No Further Negative Pledges.
                  ---------------------------

         Except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the Senior Note Purchase Agreement and the Senior Notes, (c) pursuant to the documents executed in connection with any Permitted Receivables Financing (but only to the extent that the related prohibitions against other encumbrances pertain to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Permitted Receivables Financing), and (d) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any
                                                            --------
such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, the Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         8.15     No Foreign Subsidiaries.
                  -----------------------

         The Credit Parties will not create, acquire or permit to exist any Foreign Subsidiary except for BRM.

                                    SECTION 9

                                EVENTS OF DEFAULT
                                -----------------

         9.1      Events of Default.
                  -----------------

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                                     ----------------

                  (a)      Payment.  Any Credit Party shall
                           -------

                           (i)   default in the payment when due of any
                  principal of any Revolving Loans or Swingline Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                      (ii)  default, and such default shall continue for three
                  (3) or more Business Days, in the payment when due of any interest on the Revolving Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                  (b) Representations. Any representation, warranty or statement
                      ---------------
         made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

                  (c) Covenants.  Any Credit Party shall


                      (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9,
                  7.11 or 8.1 through 8.15, inclusive;

                      (ii) default in the due performance or observance of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of at least 5 business days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

                      (iii) default in the due performance or observance by it
                  of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent.

                  (d) Other Credit Documents. (i) Any Credit Party shall default
                      ----------------------
         in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any) or repudiate its obligations thereunder, or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited under Section 8.4 or Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

                  (e) Guaranties. Except as the result of or in connection with
                      ----------
         a dissolution, merger or disposition of a Subsidiary permitted under
         Section 8.4, the guaranty given by any Guarantor hereunder (including any Person after the Closing Date in accordance with Section 7.12) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Person after the Closing Date in accordance with Section 7.12) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the

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

         due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                  (f) Bankruptcy, etc.  Any Bankruptcy Event shall occur with
                      ---------------
         respect to any Consolidated Party; or

                  (g) Defaults under Other Agreements.
                      -------------------------------

                      (i) Any Consolidated Party shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Consolidated Parties, taken as a whole.

                      (ii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $2,500,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

                  (h) Judgments. One or more judgments or decrees shall be
                      ---------
         entered against one or more of the Consolidated Parties involving a liability of $2,500,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has, in the reasonable judgment of the Agent, the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) ERISA. Any of the following events or conditions, if such
                      -----
         event or condition could reasonably be expected to have a Material Adverse Effect (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of

         Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

                  (j)      Ownership.  There shall occur a Change of Control.
                           ---------

                  (k)      Invalidity. The Credit Documents or any provision
                           ----------
         thereof shall cease to be in full force and effect in any material respect (other than in accordance with their respective terms) or any Credit Party or any Person acting by or on behalf of any Credit Party shall deny or disaffirm any Credit Party Obligation under the Credit Documents.

         9.2      Acceleration; Remedies.
                  ----------------------

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

                  (a)      Termination of Commitments.  Declare the Commitments
                           --------------------------
         terminated whereupon the Commitments shall be immediately terminated.

                  (b)      Acceleration. Declare the unpaid principal of and any
                           ------------
         accrued interest in respect of all Revolving Loans, Swingline Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  (c)      Cash Collateral. Direct the Borrower to pay (and the
                           ---------------
         Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

                  (d)      Enforcement of Rights. Enforce any and all rights and
                           ---------------------
         interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Pledge Agreement, all rights and remedies against a Guarantor and all rights of set-off.

         Notwithstanding the foregoing, if an Event of Default specified in
Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Revolving Loans, Swingline Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders.

                                   SECTION 10

                                AGENCY PROVISIONS
                                -----------------

         10.1     Appointment and Authorization of Agent.
                  --------------------------------------

                  (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes Bank of America as the Agent under this Agreement and the other Loan Documents and authorizes Bank of America, as the Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Credit Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Credit Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; provided, however, that the
                                              --------  -------
         Issuing Lender shall have all of the benefits and immunities (i) provided to the Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent" as used in this
         Section 10 included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Lender.

         10.2     Delegation of Duties.
                  --------------------

         The Agent may execute any of its duties under this Credit Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         10.3     Liability of Agent.
                  ------------------

         No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Credit Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Credit Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Credit Document, or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

         10.4     Reliance by Agent.
                  -----------------

                  (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Credit Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Agent shall, and in all other instances, the Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction,

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

         or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         10.5     Notice of Default.
                  -----------------

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with
Section 9; provided, however, that unless and until the Agent has received any
           --------  -------
such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         10.6     Credit Decision; Disclosure of Information by Agent.
                  ---------------------------------------------------

         Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         10.7     Indemnification of Agent.
                  ------------------------

         Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall
                                        --------  -------
be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the
            --------  -------
directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Credit Party Obligations hereunder and the resignation or replacement of the Agent.

         10.8     Agent in its Individual Capacity.
                  --------------------------------

         Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Agent or the Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Revolving Loans, Bank of America shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise such rights and powers as though it were not the Agent or the Issuing Lender, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         10.9     Successor Agent.
                  ---------------

         The Agent may resign as Agent upon thirty (30) days' notice to the Lenders. If the Agent resigns under this Credit Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent for the Lenders which successor Agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor Agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor Agent from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 and Sections 11.4 and 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement. If no successor Agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's

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

notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         10.10    Other Agents; Book Managers.
                  ---------------------------

         None of the Lenders identified on the facing page or signature pages of this Credit Agreement as a "syndication agent", "documentation agent" or "sole book manager" shall have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Credit Agreement or in taking or not taking action hereunder.

                                   SECTION 11

                                  MISCELLANEOUS
                                  -------------

         11.1     Notices.
                  -------

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the fifth Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower, Guarantors and the Agent, set forth below, and, in the case of the Lenders, set forth on
Schedule 2.1(a), or at such other address as such party may specify by written
---------------
notice to the other parties hereto:

                  (a)      if to any Credit Party:

                                    Lincare Holdings Inc.
                                    19387 U.S. 19 North
                                    Clearwater, Florida  33764
                                    Attn: Chief Financial Officer
                                    Telephone: (727) 530-7700
                                    Telecopy:  (727) 532-9692

                           with a copy to:

                                    Lincare Holdings Inc.
                                    19387 U.S. 19 North
                                    Clearwater, Florida  33764
                                    Attn: Legal Department
                                    Telephone: (727) 530-7700
                                    Telecopy:  (727) 532-9692

                  (b) if to the Agent (for notices regarding borrowings, payments, conversions, fees, interest, and other administrative matter):

                                    Bank of America, N.A.
                                    Independence Center, 15/th/ Floor
                                    NC1-001-15-04, 101 North Tryon Street
                                    Charlotte, North Carolina  28255
                                    Attn:  Agency Services - Richard Wright
                                    Telephone:  704-387-2472
                                    Telecopy:  704-409-0127

                  (c) if to the Administrative Agent for all other notices (including with respect to delivery of financial statements, compliance certificates, Defaults and Events of Default, amendments, waivers and modifications of the Credit Documents and assignments):

                                    Bank of America, N.A.
                                    Agency Management
                                    1455 Market Street, CA5-704-05-19
                                    San Francisco, CA 94103
                                    Attention:  Cassandra McCain
                                    Telephone:  (415) 436-3400
                                    Telecopy:  (415) 503-5133

                        with a copy to:

                                    Bank of America, N. A.
                                    Location Code:  NC1-007-17-11
                                    100 North Tryon, 17/th/ Floor
                                    Charlotte, North Carolina 28202
                                    Attention: Phil Durand
                                    Telephone: (704) 386-4955
                                    Telecopy:  (704) 388-6002

                  (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the date of receipt.

         11.2     Right of Set-Off; Adjustments.
                  -----------------------------

         Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest

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

extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Revolving Notes, if any, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by such Lender; provided, however, that the failure
                                             --------  -------
to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         11.3     Successors and Assigns.
                  ----------------------

                  (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

                  (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitments and the Revolving Loans (including for purposes of this subsection (b), participations in LOC Obligations and in Swingline Loans) at the time owing to it); provided that (i) except in the case of an assignment of
                       --------
         the entire remaining amount of the assigning Lender's Commitment and the Revolving Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Revolving Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent, shall not be less than $5,000,000 and in integral multiples of $100,000 in excess thereof, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Revolving Loans or the Commitments assigned, except that this clause
         (ii) shall not apply to rights in respect of outstanding Swingline Loans, and (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such

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

         Assignment and Acceptance, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.9, 3.11, 3.12, and 11.5). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Revolving Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

                  (c) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Agent's principal office in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Revolving Loans and LOC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The
                                                              --------
         entries in the Register shall be conclusive, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Any Lender may, without the consent of, or notice to, the Borrower or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
         rights and/or obligations under this Credit Agreement (including all or a portion of its Commitments and/or the Revolving Loans (including such Lender's participations in LOC Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender's obligations under this
                       --------
         Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that
                    --------
         such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant or (iii) release all or substantially all of the Guarantors from their obligations under Credit Agreement and the other Credit Documents. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.6, 3.9, 3.11 and 3.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.2 as though it were a Lender, provided such Participant agrees to be subject
                                  --------
         to Section 3.14 as though it were a Lender.

                  (e) A Participant shall not be entitled to receive any greater payment under Sections 3.6, 3.9 or 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
         Section 3.11(b) as though it were a Lender.

                  (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Revolving Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such
                                                       ---------
         pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 11.3(b)), the Borrower shall be deemed to have given its consent five
         (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through the Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

                  (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Revolving Loans pursuant to subsection (b) above, Bank of America may,
         (i) upon thirty (30) days' notice to the Borrower and the Lenders, resign as Issuing Lender and/or (ii) upon five (5) Business Days' notice to the Borrower, terminate the Swingline Commitment. In the event of any such resignation as Issuing Lender or termination of the Swingline Commitment, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Lender or Swingline Lender hereunder; provided, however, that no failure by the Borrower to
                    --------  -------
         appoint any such successor shall affect the resignation of Bank of America as Issuing Lender or the termination of the Swingline Commitment, as the case may be. Bank of America shall retain all the rights and obligations of the Issuing Lender hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all LOC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Letters of Credit pursuant to Section 2.2(c)). If Bank of America terminates the Swingline Commitment, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swingline Loans pursuant to Section 2.3(b)(iii).

         11.4     No Waiver; Remedies Cumulative.
                  ------------------------------

         No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrower or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5     Expenses; Indemnification.
                  -------------------------

         (a) The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all reasonable costs and expenses of the Agent and the Lenders, if any, in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

         (b) Whether or not the transactions contemplated hereby are consummated, the Credit Parties agree to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (i) any and all claims, demands, actions or
 -----------
causes of action that are asserted against any Indemnitee by any Person (other than the Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Credit Party, any Affiliate of any Credit Party or any of their respective officers or directors; (ii) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Credit Party Obligations and the resignation or removal of the Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Credit Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Loan or Letter of Credit, the relationship of any Credit Party, the Agent and the Lenders under this Credit Agreement or any other Credit Document, or any actual or alleged breach of any Environmental Law; (iii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (i) or
(ii) above; and (iv) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including reasonable attorney costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall
                   ----------- -----------    --------
be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the Credit Party Obligations.

         11.6     Amendments, Waivers and Consents.
                  --------------------------------

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------  -------

                  (a) without the consent of each Lender affected thereby, no such amendment, change or waiver shall:

                     (i) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive the principal payment of any Loan, or any portion thereof;

                     (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees or costs hereunder;

                     (iii) reduce or waive the principal amount of any Loan (except for the waiver of a mandatory prepayment required by Section 3.3(b) hereof) or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit;

                     (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                     (v) release all or substantially all of the Pledged Collateral;

                     (vi) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents;

                     (vii)  amend, modify or waive any provision of this
                  Section 11.6 or Section 3.14;

                     (viii) reduce any percentage specified in, or otherwise
                  modify, the definition of Required Lenders; or

                       (ix) consent to the assignment or transfer by the
                  Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

                  (b)    without the consent of the Agent, no provision of
         Section 10 may be amended;

                  (c) without the consent of the Issuing Lender, no provision of Section 2.2 may be amended.

                  (d) without the consent of the Swingline Lender, no provision of Section 2.3 may be amended.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Revolving Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein.

         11.7     Counterparts.
                  ------------

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

         11.8     Headings.
                  --------

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9     Survival.
                  --------

         All indemnities set forth herein, including, without limitation, in
Section 2.2(i), 3.11, 3.12, 10.5 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Revolving Loans, the issuance of the Letters of Credit, the repayment of the Revolving Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Revolving Notes, if any, and the making of the Revolving Loans hereunder.

         11.10    Governing Law; Submission to Jurisdiction; Venue.
                  ------------------------------------------------

                  (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or the State of New York in New York County or of the United States for the Western District of North Carolina or the Southern District of New York, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

                  (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS, THE BORROWER AND THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.11    Severability.
                  ------------

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12    Entirety.
                  --------

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.13    Binding Effect; Termination.
                  ---------------------------

                  (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

                  (b) The term of this Credit Agreement shall be until no Revolving Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

         11.14    Conflict.
                  --------

         To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

         11.15    Confidentiality.
                  ---------------

         Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrower relating to the
 -----------
Borrower or its
business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:              LINCARE HOLDINGS INC.,
--------               a Delaware corporation


                       By:    /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:  Paul G. Gabos
                            ---------------------------------------
                       Title: Chief Financial Officer
                             --------------------------------------

GUARANTORS:            LINCARE INC.,
----------             a Delaware corporation


                       By:    /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:  Paul G. Gabos
                            ---------------------------------------
                       Title: Chief Financial Officer
                             --------------------------------------

                       LINCARE PROCUREMENT INC.,
                       a Delaware corporation

                       By:    /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:  Paul G. Gabos
                            ---------------------------------------
                       Title: Chief Financial Officer, Secretary & Treasurer
                             -----------------------------------------------

                       LINCARE ASSET MANAGEMENT LP,
                       a Nevada limited partnership
                              By:  Lincare Holdings Inc., a
                              Delaware corporation, its general
                              partner

                              By:      /s/ Paul G. Gabos
                                 ----------------------------------------
                              Name:    Paul G. Gabos
                                   --------------------------------------
                              Title:   Chief Financial Officer
                                    -------------------------------------

                       LINCARE OF NEW YORK INC.,
                       a New York corporation

                       By:    /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:  Paul G. Gabos
                            ---------------------------------------
                       Title  Chief Financial Officer, Secretary & Treasurer
                             -----------------------------------------------

                       LINCARE PHARMACY SERVICES INC.,
                       a Delaware corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             -------------------------------------------------

                       LINCARE LICENSING INC.,
                       a Delaware corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             -------------------------------------------------

                       CONVACARE SERVICES INC.,
                       an Indiana corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             --------------------------------------------------

                       LINCARE TRAVEL INC.,
                       a Delaware corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             -------------------------------------------------

                       MED 4 HOME INC.,
                       a Delaware corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             --------------------------------------------------

                       ALPHA RESPIRATORY, INC.,
                       a Delaware corporation

                       By:      /s/ Paul G. Gabos
                          -----------------------------------------
                       Name:    Paul G. Gabos
                            ---------------------------------------
                       Title:   Chief Financial Officer, Secretary & Treasurer
                             -------------------------------------------------

AGENT:                 BANK OF AMERICA, N. A.,
-----                  individually in its capacity as Agent

                       By:    /s/ Philip S. Durand
                          ---------------------------------
                       Name:  Philip S. Durand
                            -------------------------------
                       Title: Managing Director
                             ------------------------------

LENDERS:               BANK OF AMERICA, N. A.,
-------                individually in its capacity as a Lender

                       By:    /s/ Philip S. Durand
                          ---------------------------------
                       Name:  Philip S. Durand
                            -------------------------------
                       Title: Managing Director
                             ------------------------------

                       CREDIT LYONNAIS NEW YORK BRANCH,
                       as a Lender

                       By:    /s/ Charles Heidreich
                          ---------------------------------
                       Name:  Charles Heidreich
                           --------------------------------
                       Title: Senior Vice President
                            -------------------------------

                       U.S. BANK NATIONAL ASSOCIATION,
                       as a Lender

                       By:    /s/ S. W. Choppin
                          ---------------------------------
                       Name:  S. W. Choppin
                            -------------------------------
                       Title: SVP
                             ------------------------------

                       BANK LEUMI USA,
                       as a Lender

                       By:    /s/ Gloria Bucher
                          ---------------------------------
                       Name:  Gloria Bucher
                            -------------------------------

                       Title: Senior Vice President/Managing Director
                             ----------------------------------------

                       NATIONAL CITY BANK OF KENTUCKY,
                       as a Lender

                       By:    /s/ Deroy Scott
                          ---------------------------------
                       Name:  Deroy Scott
                            -------------------------------
                       Title: Sr. Vice President
                             ------------------------------

                       SCOTIABANC, INC.,
                       as a Lender

                       By:      /s/ Dana Maloney
                           ---------------------------------
                       Name:    Dana Maloney
                             -------------------------------
                       Title:   Relationship Manager
                             -------------------------------